UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2007

FOSSIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19848	75-2018505

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

2280 N. Greenville Avenue
Richardson, Texas	75082

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (972) 234-2525.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2007, Caden Wang resigned as a member of the Board of Directors (the “Board”) of Fossil, Inc. (the “Company”) effective as of such date.  Mr. Wang’s resignation is not due to a disagreement with the Company regarding any matter relating to the Company’s operations, policies or practices.  Mr. Wang was a member of the Audit Committee and Nominating and Corporate Governance Committee of the Board immediately prior to his resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 28, 2007

FOSSIL, INC.

		By:	/s/ Mike L. Kovar
Mike L. Kovar
Senior Vice President and Chief Financial Officer